                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 26, 2005
                                                -----------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                84-1032638
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)

   4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (816) 584-5000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

            On January 26, 2005, American Italian Pasta Company issued a press release announcing first quarter 2005 financial results. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         99.1 Press release issued January 26, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ITALIAN PASTA COMPANY

Date:  January 26, 2005
                                       /s/ George D. Shadid
                                       --------------------------------------
                                       George D. Shadid
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                             Description
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    99.1                        Press release issued January 26, 2005